Exhibit 99.1

KELLY® REPORTS
FIRST-QUARTER 2021 EARNINGS

Financial Highlights
•Q1 revenue down 4.4%, down 5.5% in constant currency, as pandemic disruption moderates
•Q1 operating earnings of $10.6 million, compared to a reported loss for the corresponding period last year
•Q1 earnings per share of $0.64, or $0.12 on an adjusted basis, compared to adjusted earnings per share of $0.20 for the corresponding period last year

TROY, Mich. (May 13, 2021) – Kelly (Nasdaq: KELYA) (Nasdaq: KELYB), a leading specialty talent solutions provider, today announced results for the first quarter of 2021.

Peter Quigley, president and chief executive officer, announced revenue for the first quarter of 2021 totaled $1.2 billion, a 4.4% decrease, or down 5.5% in constant currency, compared to the corresponding quarter of 2020. Revenue declined year-over-year in the quarter as the effects of the COVID-19 crisis moderated but continued to have an impact on customer demand and the supply of available talent.

Earnings from operations in the first quarter of 2021 totaled $10.6 million, compared to a loss of $111.8 million reported in the first quarter of 2020. The 2020 first-quarter results include a $147.7 million goodwill impairment charge and an $8.7 million restructuring charge, partially offset by a $32.1 million gain on sale of assets. On an adjusted basis, 2020 earnings from operations were $12.5 million.

Diluted earnings per share in the first quarter of 2021 were $0.64 compared to a loss of $3.91 per share in the first quarter of 2020. Included in the earnings per share in the first quarter of 2021 is a non-cash gain, net of tax, on Kelly’s investment in Persol Holdings common stock of $0.52. Included in the loss per share in the first quarter of 2020 is a $3.18 per share goodwill impairment charge, net of tax, a $1.38 per share loss from a non-cash loss on Kelly’s investment in Persol Holdings common stock, net of tax, and a $0.17 restructuring charge, net of tax, partially offset by a $0.61 gain on sale of assets, net of tax. On an adjusted basis, earnings per share were $0.12 in the first quarter of 2021 compared to $0.20 in the corresponding quarter of 2020.

“We’re seeing strong demand across all of our operating segments. This translated into sustained, sequential revenue improvements in our Education, OCG, International, and Science, Engineering & Technology business segments. We’re also seeing improving revenue growth rates in our Professional & Industrial segment and are taking steps to capture even more of the stronger demand, which now exceeds pre-pandemic levels,” said Quigley. “Every segment added numerous wins to their portfolio in the first quarter, and we're pleased with the overall progress and healthy sales pipelines across our specialties. We're moving forward in this recovery with optimism, well-positioned to capture organic specialty growth and committed to a bold M&A strategy that captures inorganic growth, as evidenced by our recent Softworld acquisition, which is the largest deal in Kelly’s history.”

In conjunction with its first quarter earnings release, Kelly has published a financial presentation on the Investor Relations page of its public website and will host a conference call at 9 a.m. ET on May 13 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone
(877) 692-8955 (toll free) or (234) 720-6979 (caller paid)
Enter access code 5728672
After the prompt, please enter “#”

A recording of the conference call will be available after 2:30 p.m. ET on May 13, 2021 at (866) 207-1041 (toll-free) and (402) 970-0847 (caller-paid). The access code is 2456495#. The recording will also be available at kellyservices.com during this period.

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, changing market and economic conditions, the recent novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, disruption in the labor market and weakened demand for human capital resulting from technological advances, competition law risks, the impact of changes in laws and regulations (including federal, state and international tax laws), unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, or the risk of additional tax liabilities in excess of our estimates, our ability to achieve our business strategy, our ability to successfully develop new service offerings, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, the risk of damage to our brand, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, services of licensed professionals and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, our ability to effectively implement and manage our information technology strategy, the risks associated with past and future acquisitions, including risk of related impairment of goodwill and intangible assets, exposure to risks associated with investments in equity affiliates including PersolKelly Pte. Ltd., risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, our ability to sustain critical business applications through our key data centers, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

About Kelly®

Kelly Services, Inc. (Nasdaq: KELYA, KELYB) connects talented people to companies in need of their skills in areas including Science, Engineering, Education, Office, Contact Center, Light Industrial, and more. We’re always thinking about what’s next in the evolving world of work, and we help people ditch the script on old ways of thinking and embrace the value of all workstyles in the workplace. We directly employ nearly 370,000 people around the world, and we connect thousands more with work through our global network of talent suppliers and partners in our outsourcing and consulting practice. Revenue in 2020 was $4.5 billion. Visit kellyservices.com and let us help with what’s next for you.

# # #

MEDIA CONTACT:	ANALYST CONTACT:
Jane Stehney	James Polehna
(248) 574-9800	(248) 244-4586
stehnja@kellyservices.com	james.polehna@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED APRIL 4, 2021 AND MARCH 29, 2020
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2021	2020	Change		Change	Change

Revenue from services	$1,205.9	$1,261.1	$(55.2)		(4.4)%	(5.5)%

Cost of services	992.6	1,037.8	(45.2)		(4.4)

Gross profit	213.3	223.3	(10.0)		(4.5)	(5.7)

Selling, general and administrative expenses	202.7	219.5	(16.8)		(7.7)	(8.8)

Goodwill impairment charge	—	147.7	(147.7)		NM

Gain on sale of assets	—	(32.1)	32.1		NM

Earnings (loss) from operations	10.6	(111.8)	122.4		NM

Gain (loss) on investment in Persol Holdings	30.0	(77.8)	107.8		NM

Other income (expense), net	(3.4)	1.7	(5.1)		(308.2)

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	37.2	(187.9)	225.1		NM

Income tax expense (benefit)	10.5	(36.2)	46.7		129.0

Net earnings (loss) before equity in net earnings (loss) of affiliate	26.7	(151.7)	178.4		NM

Equity in net earnings (loss) of affiliate	(1.1)	(1.5)	0.4		29.7

Net earnings (loss)	$25.6	$(153.2)	$178.8		NM

Basic earnings (loss) per share	$0.65	$(3.91)	$4.56		NM
Diluted earnings (loss) per share	$0.64	$(3.91)	$4.55		NM

STATISTICS:

Permanent placement revenue (included in revenue from services)	$16.0	$12.2	$3.8		29.9%	27.2%

Gross profit rate	17.7%	17.7%	—	pts.

Conversion rate	5.0	(50.1)	55.1

% Return:
Earnings (loss) from operations	0.9	(8.9)	9.8
Net earnings (loss)	2.1	(12.1)	14.2

Effective income tax rate	28.3%	19.3%	9.0	pts.

Average number of shares outstanding (millions):
Basic	39.3	39.2
Diluted	39.5	39.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	First Quarter

			%		CC %
	2021	2020	Change		Change
Professional & Industrial
Revenue from services	$467.6	$493.8	(5.3)%		(5.6)%
Gross profit	75.9	85.1	(10.7)		(11.0)
SG&A expenses excluding restructuring charges	69.4	76.1	(8.8)		(9.1)
Restructuring charges	—	4.4	NM		NM
Total SG&A expenses	69.4	80.5	(13.8)		(14.0)
Earnings (loss) from operations	6.5	4.6	42.3
Earnings (loss) from operations excluding restructuring charges	6.5	9.0	(27.1)

Gross profit rate	16.2%	17.2%	(1.0)	pts.

Science, Engineering & Technology
Revenue from services	$254.7	$270.2	(5.7)%		(5.9)%
Gross profit	53.2	54.7	(2.8)		(2.9)
SG&A expenses excluding restructuring charges	35.7	36.0	(0.7)		(0.9)
Restructuring charges	—	0.5	NM		NM
Total SG&A expenses	35.7	36.5	(2.1)		(2.3)
Earnings (loss) from operations	17.5	18.2	(4.2)
Earnings (loss) from operations excluding restructuring charges	17.5	18.7	(6.8)

Gross profit rate	20.9%	20.3%	0.6	pts.

Education
Revenue from services	$111.6	$142.5	(21.7)%		(21.7)%
Gross profit	17.2	20.4	(15.7)		(15.7)
SG&A expenses excluding restructuring charges	14.2	15.7	(9.6)		(9.6)
Restructuring charges	—	0.9	NM		NM
Total SG&A expenses	14.2	16.6	(14.5)		(14.5)
Earnings (loss) from operations	3.0	3.8	(21.2)
Earnings (loss) from operations excluding restructuring charges	3.0	4.7	(36.1)

Gross profit rate	15.4%	14.3%	1.1	pts.

Outsourcing & Consulting
Revenue from services	$99.3	$89.5	11.0%		9.5%
Gross profit	31.3	28.8	8.8		6.1
SG&A expenses excluding restructuring charges	28.4	28.6	(0.4)		(2.4)
Restructuring charges	—	—	NM		NM
Total SG&A expenses	28.4	28.6	(0.6)		(2.6)
Earnings (loss) from operations	2.9	0.2	NM
Earnings (loss) from operations excluding restructuring charges	2.9	0.2	NM

Gross profit rate	31.5%	32.2%	(0.7)	pts.

International
Revenue from services	$272.9	$265.2	2.9%		(1.1)%
Gross profit	35.7	34.3	4.1		(0.7)
SG&A expenses excluding restructuring charges	33.1	32.1	3.0		(2.1)
Restructuring charges	—	1.1	NM		NM
Total SG&A expenses	33.1	33.2	(0.4)		(5.2)
Earnings (loss) from operations	2.6	1.1	135.1
Earnings (loss) from operations excluding restructuring charges	2.6	2.2	19.7

Gross profit rate	13.1%	12.9%	0.2	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	April 4, 2021	January 3, 2021	March 29, 2020
Current Assets
Cash and equivalents	$239.4	$223.0	$48.3
Trade accounts receivable, less allowances of
$12.6, $13.3, and $11.1, respectively	1,279.7	1,265.2	1,236.1
Prepaid expenses and other current assets	76.5	61.4	81.4
Total current assets	1,595.6	1,549.6	1,365.8

Noncurrent Assets
Property and equipment, net	38.9	41.0	38.1
Operating lease right-of-use assets	79.0	83.2	89.2
Deferred taxes	286.4	282.0	249.5
Goodwill, net	3.5	3.5	—
Investment in Persol Holdings	181.7	164.2	96.8
Investment in equity affiliate	118.7	118.5	116.3
Other assets	306.3	319.9	306.1
Total noncurrent assets	1,014.5	1,012.3	896.0

Total Assets	$2,610.1	$2,561.9	$2,261.8

Current Liabilities
Short-term borrowings	$1.1	$0.3	$1.7
Accounts payable and accrued liabilities	554.3	536.8	475.5
Operating lease liabilities	18.8	19.6	19.2
Accrued payroll and related taxes	309.9	293.0	259.7
Accrued workers' compensation and other claims	21.9	22.7	26.1
Income and other taxes	56.9	53.2	60.6
Total current liabilities	962.9	925.6	842.8

Noncurrent Liabilities
Operating lease liabilities	63.9	67.5	72.7
Accrued payroll and related taxes	58.5	58.5	—
Accrued workers' compensation and other claims	40.7	42.2	46.4
Accrued retirement benefits	204.7	205.8	164.5
Other long-term liabilities	63.7	59.3	35.3
Total noncurrent liabilities	431.5	433.3	318.9

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(15.7)	(17.1)	(18.0)
Paid-in capital	20.6	21.3	19.5
Earnings invested in the business	1,188.5	1,162.9	1,081.7
Accumulated other comprehensive income (loss)	(17.8)	(4.2)	(23.2)
Total stockholders' equity	1,215.7	1,203.0	1,100.1

Total Liabilities and Stockholders' Equity	$2,610.1	$2,561.9	$2,261.8

STATISTICS:
Working Capital	$632.7	$624.0	$523.0
Current Ratio	1.7	1.7	1.6
Debt-to-capital %	0.1%	—%	0.2%
Global Days Sales Outstanding	60	64	59
Year-to-Date Free Cash Flow	$7.8	$170.5	$5.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 13 WEEKS ENDED APRIL 4, 2021 AND MARCH 29, 2020
(UNAUDITED)
(In millions of dollars)
	2021	2020
Cash flows from operating activities:
Net earnings (loss)	$25.6	$(153.2)
Adjustments to reconcile net earnings (loss) to net cash from operating activities:
Goodwill impairment charge	—	147.7
Deferred income taxes on goodwill impairment charge	—	(23.0)
Depreciation and amortization	5.9	6.0
Operating lease asset amortization	5.2	5.3
Provision for credit losses and sales allowances	(0.1)	(0.4)
Stock-based compensation	1.4	1.2
(Gain) loss on investment in Persol Holdings	(30.0)	77.8
Gain on sale of assets	—	(32.1)
Equity in net (earnings) loss of PersolKelly Pte. Ltd.	1.1	1.5
Other, net	1.3	0.7
Changes in operating assets and liabilities, net of acquisitions	0.1	(23.1)

Net cash from operating activities	10.5	8.4

Cash flows from investing activities:
Capital expenditures	(2.7)	(3.0)
Proceeds from company-owned life insurance	10.4	—
Proceeds from sale of assets	—	55.5
Acquisition of companies, net of cash received	—	(36.3)
Investment in equity securities	—	(0.3)
Other investing activities	0.2	—

Net cash from investing activities	7.9	15.9

Cash flows from financing activities:
Net change in short-term borrowings	0.8	(0.1)
Financing lease payments	(0.2)	(0.3)
Payments of tax withholding for stock awards	(0.5)	(1.1)
Dividend payments	—	(3.0)
Other financing activities	—	(0.1)

Net cash from (used in) financing activities	0.1	(4.6)

Effect of exchange rates on cash, cash equivalents and restricted cash	(1.4)	2.8

Net change in cash, cash equivalents and restricted cash	17.1	22.5
Cash, cash equivalents and restricted cash at beginning of period	228.1	31.0

Cash, cash equivalents and restricted cash at end of period	$245.2	$53.5

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES BY GEOGRAPHY
(UNAUDITED)
(In millions of dollars)

	First Quarter

			%	CC %
	2021	2020	Change	Change

Americas
United States	$858.5	$928.5	(7.5)%	(7.5)%
Mexico	34.6	28.7	20.6	24.6
Canada	34.1	32.8	3.9	(1.8)
Puerto Rico	24.2	17.7	36.4	36.4
Brazil	—	9.1	NM	NM
Total Americas Region	951.4	1,016.8	(6.4)	(6.5)

Europe
France	54.3	52.5	3.4	(5.2)
Switzerland	52.7	44.2	19.2	11.8
Portugal	43.7	43.6	0.2	(8.1)
Russia	32.6	32.1	1.5	14.1
Italy	18.1	14.7	22.9	12.7
United Kingdom	17.0	22.3	(23.7)	(29.1)
Germany	7.1	8.0	(11.4)	(18.8)
Ireland	5.1	5.0	2.2	(6.3)
Other	15.6	15.2	2.7	(4.0)
Total Europe Region	246.2	237.6	3.6	(1.5)

Total Asia-Pacific Region	8.3	6.7	24.9	12.8

Total Kelly Services, Inc.	$1,205.9	$1,261.1	(4.4)%	(5.5)%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FIRST QUARTER
(UNAUDITED)
(In millions of dollars)

	2021	2020
SG&A Expenses:	As Reported	Adjusted
Professional & Industrial	$69.4	$76.1
Science, Engineering & Technology	35.7	36.0
Education	14.2	15.7
Outsourcing & Consulting	28.4	28.6
International	33.1	32.1
Corporate	21.9	22.3
Total Company	$202.7	$210.8

	2021	2020
Earnings (loss) from Operations:	As Reported	Adjusted
Professional & Industrial	$6.5	$9.0
Science, Engineering & Technology	17.5	18.7
Education	3.0	4.7
Outsourcing & Consulting	2.9	0.2
International	2.6	2.2
Corporate	(21.9)	(22.3)
Total Company	$10.6	$12.5

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FIRST QUARTER
(UNAUDITED)
(In millions of dollars)

	2020
SG&A Expenses:	As Reported	Restructuring(4)	Adjusted
Professional & Industrial	$80.5	$(4.4)	$76.1
Science, Engineering & Technology	36.5	(0.5)	36.0
Education	16.6	(0.9)	15.7
Outsourcing & Consulting	28.6	—	28.6
International	33.2	(1.1)	32.1
Corporate	24.1	(1.8)	22.3
Total Company	$219.5	$(8.7)	$210.8

	2020
Earnings (loss) from Operations:	As Reported	Goodwill Impairment(1)	Gain on sale of assets(3)	Restructuring(4)	Adjusted
Professional & Industrial	$4.6	$—	$—	$4.4	$9.0
Science, Engineering & Technology	18.2	—	—	0.5	18.7
Education	3.8	—	—	0.9	4.7
Outsourcing & Consulting	0.2	—	—	—	0.2
International	1.1	—	—	1.1	2.2
Corporate	(139.7)	147.7	(32.1)	1.8	(22.3)
Total Company	$(111.8)	$147.7	$(32.1)	$8.7	$12.5

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES (continued)
(UNAUDITED)
(In millions of dollars except per share data)

	First Quarter
	2021	2020
Income tax expense (benefit)	$10.5	$(36.2)
Taxes on goodwill impairment charge(1)	—	23.0
Taxes on investment in Persol Holdings(2)	(9.2)	23.8
Taxes on gain on sale of assets(3)	—	(8.1)
Taxes on restructuring charges(4)	—	2.2
Adjusted income tax expense (benefit)	$1.3	$4.7

	First Quarter
	2021	2020
Net earnings (loss)	$25.6	$(153.2)
Goodwill impairment charge, net of taxes(1)	—	124.7
(Gain) loss on investment in Persol Holdings, net of taxes(2)	(20.8)	54.0
Gain on sale of assets, net of taxes(3)	—	(24.0)
Restructuring charges, net of taxes(4)	—	6.5
Adjusted net earnings	$4.8	$8.0

	First Quarter
	2021	2020
	Per Share
Net earnings (loss)	$0.64	$(3.91)
Goodwill impairment charge, net of taxes(1)	—	3.18
(Gain) loss on investment in Persol Holdings, net of taxes(2)	(0.52)	1.38
Gain on sale of assets, net of taxes(3)	—	(0.61)
Restructuring charges, net of taxes(4)	—	0.17
Adjusted net earnings	$0.12	$0.20

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2020 goodwill impairment charge, the 2021 and 2020 gains and losses on the investment in Persol Holdings, the 2020 gain on sale of assets and the 2020 restructuring charges, are useful to understand the Company's fiscal 2021 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance.

These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) The goodwill impairment charge is the result of an interim impairment test the Company performed during the first quarter of 2020, due to a triggering event caused by a decline in the Company's common stock price.

(2) The gains and losses on the investment in Persol Holdings represent the change in fair value of the investment during the period presented and the related tax expense and benefit.

(3) Gain on sale of assets in 2020 primarily represents the excess of the proceeds over the cost of the headquarters properties sold during the first quarter of 2020.

(4) Restructuring charges in 2020 represent severance costs and lease terminations in preparation for the new operating model adopted in the third quarter of 2020.